Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

Balanced Strategy Fund                                          International Fund                                                                       GNMA Trust
Cornerstone Strategy Fund                                    International Fund – Adviser Shares                                        GNMA Trust – Adviser Shares
Growth & Tax Strategy Fund                                 World Growth Fund                                                                      Managed Allocation Fund
Emerging Markets Fund                                         World Growth Fund – Adviser Shares
Emerging Markets Fund – Adviser Shares          Precious Metals and Minerals Fund
Treasury Money Market Trust                              Precious Metals and Minerals Fund – Adviser Shares

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:           01/26/2011                                                                          /S/ CHRISTOPHER W. CLAUS
             ________________                                                              ___________________________________
Christopher W. Claus
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

Balanced Strategy Fund                                           International Fund                                                                          GNMA Trust
Cornerstone Strategy Fund                                     International Fund – Adviser Shares                                           GNMA Trust – Adviser Shares
Growth & Tax Strategy Fund                                  World Growth Fund                                                                         Managed Allocation Fund
Emerging Markets Fund                                           World Growth Fund – Adviser Shares
Emerging Markets Fund – Adviser Shares            Precious Metals and Minerals Fund
Treasury Money Market Trust                                Precious Metals and Minerals Fund – Adviser Shares

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:           01/26/2011                                                                                                           /S/ ROBERTO GALINDO, JR.
             ________________                                                                                                __________________________________
                                  Roberto Galindo, Jr.
                                  Treasurer